Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3

Attn:	Corporate Trust & Loan Agency/DBALT 2007-AR3
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N607183N
Date:	April 30, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3 dated as of April 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction”

Chairman of the Supervisory Board: Clemens Börsig Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of April 30, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.
Trade Date:	April 27, 2007
Effective Date:	May 25, 2007
Termination Date:	May 25, 2012
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.10%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on April 25, 2012, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Additional Fixed Amount:
Additional Fixed Amount Payer	Party A
Additional Fixed Amount	$1,729,000
Additional Fixed Amount Payment Date:	April 30, 2007
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on April 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 ABA# 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N607183N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account # 3970771416 FFC to: DBALT 2007-AR3 Certificate Swap Account # 53136008

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3

/s/ Christopher Flanagan Name: Christopher Flanagan Title: Vice President Date: April 30, 2007	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: April 30, 2007
/s/ Maria Valdez Name: Maria Valdez Title: Authorized Signatory Date: April 30, 2007

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Distribution Date	Swap Notional Amount ($)	Strike Rate (% per annum)
June 25, 2007	1,528,750,838.68	5.10
July 25, 2007	1,497,128,245.34	5.10
August 25, 2007	1,463,372,368.29	5.10
September 25, 2007	1,427,375,469.28	5.10
October 25, 2007	1,389,272,680.31	5.10
November 25, 2007	1,349,256,333.69	5.10
December 25, 2007	1,307,552,311.89	5.10
January 25, 2008	1,264,645,859.65	5.10
February 25, 2008	1,221,184,466.37	5.10
March 25, 2008	1,178,646,435.32	5.10
April 25, 2008	1,137,180,721.83	5.10
May 25, 2008	1,097,656,935.72	5.10
June 25, 2008	1,059,555,714.68	5.10
July 25, 2008	1,022,697,434.09	5.10
August 25, 2008	987,290,975.77	5.10
September 25, 2008	953,076,971.25	5.10
October 25, 2008	919,623,611.16	5.10
November 25, 2008	887,510,078.45	5.10
December 25, 2008	853,393,478.32	5.10
January 25, 2009	822,244,807.34	5.10
February 25, 2009	790,983,926.61	5.10
March 25, 2009	737,431,775.63	5.10
April 25, 2009	689,719,739.46	5.10
May 25, 2009	666,380,043.14	5.10
June 25, 2009	643,432,598.13	5.10
July 25, 2009	621,726,767.39	5.10
August 25, 2009	600,543,217.30	5.10
September 25, 2009	580,347,248.73	5.10
October 25, 2009	560,073,212.85	5.10
November 25, 2009	538,664,452.79	5.10
December 25, 2009	520,565,576.26	5.10
January 25, 2010	492,222,213.67	5.10
February 25, 2010	470,597,478.26	5.10
March 25, 2010	451,697,799.38	5.10
April 25, 2010	434,102,744.14	5.10
May 25, 2010	419,813,099.67	5.10
June 25, 2010	406,017,004.88	5.10
July 25, 2010	392,696,770.98	5.10
August 25, 2010	379,789,276.16	5.10
September 25, 2010	367,372,045.87	5.10
October 25, 2010	355,381,349.45	5.10
November 25, 2010	343,801,960.86	5.10
December 25, 2010	332,619,212.62	5.10
January 25, 2011	321,818,974.91	5.10
February 25, 2011	311,387,635.58	5.10
March 25, 2011	301,312,080.73	5.10
April 25, 2011	291,579,676.17	5.10
May 25, 2011	282,178,249.56	5.10
June 25, 2011	273,096,073.13	5.10
July 25, 2011	264,321,847.21	5.10
August 25, 2011	255,844,684.19	5.10
September 25, 2011	247,490,170.13	5.10
October 25, 2011	239,511,153.20	5.10
November 25, 2011	231,648,086.62	5.10
December 25, 2011	223,577,561.18	5.10
January 25, 2012	194,059,740.40	5.10
February 25, 2012	123,755,888.23	5.10
March 25, 2012	114,843,347.34	5.10
April 25, 2012	104,522,116.59	5.10
May 25, 2012	101,300,396.74	5.10
June 25, 2012	0	0